                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    March 23, 1998
                                                  ----------------------


                            PORTACOM WIRELESS, INC.
     --------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


       Delaware                        0-23228                 33-0650673
-------------------------     -------------------------    ----------------
(State or Other Juris-        (Commission File Number)     (IRS Employer Identi-
 diction of Incorporation)                                 fication No.)


10061 Talbert Avenue, Suite 200, Fountain Valley, California              92708
------------------------------------------------------------          ---------
(Address of principle executive offices)                              (Zip Code)

Registrant's telephone number, including area code  714-593-3234
                                                   --------------

                                      N/A
  -------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                     ____________________________________

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
        --------------------------

        On March 23, 1998, PortaCom Wireless, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Delaware. The petition requests that the existing directors and officers of the Company be left in possession of the Company's assets and responsible for the business of the Company.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        ---------------------------------------------

        KPMG, the Company's former independent accountants, informed the Company that they would be unable to perform the annual audit of the Company's financial statements for the fiscal year ended December 31, 1997. In prior years, KPMG had conducted its audit of the Company out of KPMG's Vancouver, British Columbia office. In December 1996, the Company emigrated from Canada and became domiciled in the State of Delaware. Accordingly, KPMG informed the Company that KPMG could not conduct the audit from KPMG's Vancouver office. Furthermore, KPMG informed the Company that, because of professional staffing constraints, none of KPMG's southern California offices would be able to perform the audit for the 1997 fiscal year. As a result, the Company was forced to engage a new firm of independent accountants. On February 4, 1998, the Company engaged the accounting firm of Cogen Sklar LLP of Bala Cynwyd, Pennsylvania to be the Company's independent accountants and to conduct the 1997 audit. Prior to this retention of Cogen Sklar LLP by the Company, the Company did not consult with Cogen Sklar LLP regarding any financial or accounting matters.

        During the past two fiscal years and the period up to and including the date of this report, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the same period, there were no "reportable events", as that term is defined in Item 304(a)(1)(v). KPMG's reports on the Company's financial statements for the fiscal years ended December 31, 1996 and December 31, 1995 do not contain adverse, qualified or disclaiming opinions. However, the report for the fiscal year ended December 31, 1996 does contain the following statement:

        In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in note 1 to the consolidated financial statements. Our report to the shareholders dated January 14, 1997 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

Note 1 to such financial statements contains the following statement:

        At the date of these consolidated financial statements, the Company has not generated cash flow from recurring operating activities and it is uncertain when it will commence to generate such a cash flow. In addition, the Company's largest recorded asset is restricted until January 1, 1999 (note 5(a)). Accordingly, there can be considered to be doubt as to the nature and extent of the Company's future operations.

ITEM 5. OTHER EVENTS.
        ------------

        On March 13, 1998, the Company announced that it had executed an agreement amending the Asset Purchase Agreement, dated November 25, 1997 (the "Agreement") between the Company, as seller, and VDC Corporation, as buyer, to extend the expiration date of the Agreement to April 30, 1998, or such later date, not later than November 1, 1998, as VDC may determine. The Company also announced the resignations of Chief Executive Officer and Director, Douglas C. MacLellan, the resignations of Directors Stephen Leahy, Keith Hay, Howard Frantom and Stephen Stephens, the election of Michael Richard as Director and acting Chief Executive Officer, and the elections of Thomas Madden and Steven Rosner as Directors.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        -----------------------------------------------------------------

        (c)  Exhibits

        2 The Company's Voluntary Petition for Relief under Chapter 11 of the United States Bankruptcy Code, filed March 23, 1998 in the United States Bankruptcy Court, District of Delaware.

        16 Letter from KPMG to the United States Securities and Exchange Commission regarding the change in the Company's certifying accountant. (To be filed by amendment.)

        17.1  Letter of Resignation of Douglas C. MacLellan dated March 9, 1998.

        17.2  Letter of Resignation of Keith A.J. Hay dated March 8, 1998.

        17.3  Letter of Resignation of Stephen M. Leahy dated March 8, 1998.

        17.4  Letter of Resignation of Howard Frantom dated February 26, 1998.

        17.5  Letter of Resignation of Stephen Stephens dated November 5, 1997.

        99.1  Press Release dated March 13, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PORTACOM WIRELESS, INC.
                                   (Registrant)


Date: March 30, 1998               By: /s/ Michael Richard
                                      ----------------------------------------
                                   Name:  Michael Richard
                                   Title: Acting Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.
-----------

     2 The Company's Voluntary Petition for Relief under Chapter 11 of the United States Bankruptcy Code, filed March 23, 1998 in the United States Bankruptcy Court, District of Delaware.

     17.1  Letter of Resignation of Douglas C. MacLellan dated March 9, 1998.

     17.2  Letter of Resignation of Keith A.J. Hay dated March 8, 1998.

     17.3  Letter of Resignation of Stephen M. Leahy dated March 8, 1998.

     17.4  Letter of Resignation of Howard B. Frantom dated February 26, 1998.

     17.5  Letter of Resignation of Stephen O. Stephens dated November 5, 1997.

     99.1  Press Release dated March 13, 1998.